EXHIBIT 23.2
                                                                    ____________



                          INDEPENDENT AUDITORS' CONSENT

         We hereby consent to the incorporation by reference in this Registration Statement of STAAR Surgical Company on Form S-8 of our report dated February 1, 2003 (except for Note 18, which is dated March 26, 2003), appearing in the Annual Report on Form 10-K of STAAR Surgical Company for the year ended January 3, 2003.



/s/ BDO Seidman, LLP
________________________
BDO Seidman, LLP
Los Angeles, California
April 14, 2003